Exhibit 99.1

Investor Presentation June 2020

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the development and commercialization of Menlo's products and product candidates and other statements regarding the future expectations, plans and prospects of Menlo. All statements in this presentation which are not historical facts are forward-looking statements. Any forward-looking statements are based on Menlo's current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the outcome and cost of clinical trials for current and future product candidates; determination by the FDA that results from Menlo's clinical trials are not sufficient to support registration or marketing approval of product candidates; adverse events associated with the commercialization of AMZEEQ® and ZILXI™; the outcome of pricing, coverage and reimbursement negotiations with third party payors for AMZEEQ®, ZILXI™ or any other products or product candidates that Menlo may commercialize in the future; whether, and to what extent, third party payors impose additional requirements before approving AMZEEQ® or ZILXI™ prescription reimbursement; the eligible patient base and commercial potential of AMZEEQ®, ZILXI™ or any of Menlo's other product or product candidates; risks that Menlo's intellectual property rights, such as patents, may fail to provide adequate protection, may be challenged and one or more claims may be revoked or interpreted narrowly or will not be infringed; risks that any of Menlo's patents may be held to be narrowed, invalid or unenforceable or one or more of Menlo's patent applications may not be granted and potential competitors may also seek to design around Menlo's granted patents or patent applications; additional competition in the acne and dermatology markets; inability to raise additional capital on favorable terms or at all; Menlo's ability to recruit and retain key employees; and Menlo's ability to stay in compliance with applicable laws, rules and regulations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Menlo's actual results to differ from those contained in the forward-looking statements, see the sections titled "Risk Factors" in Menlo's most recent quarterly report on Form 10Q as well as discussions of potential risks, uncertainties, and other important factors in Menlo's subsequent filings with the U.S. Securities and Exchange Commission. Although Menlo believes these forward-looking statements are reasonable, they speak only as of the date of this presentation and Menlo undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation concerns product candidates that are under clinical investigation. None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

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Menlo Investment Highlights

- ✓ Commercial stage company focused on large and growing markets in dermatology
- ✓ Two commercial products: AMZEEQ® and ZILXI™ employ proprietary differentiated MST™ technology
- ✓ Strong intellectual property with latest patent into 2037 and barriers to genericization inherent among topical medications
- ✓ Addition of FCD105 expands potential product offering and enhances company position as a scaled leader in dermatology
- ✓ Portfolio synergies allow for leverageable commercial infrastructure
- ✓ Experienced management team demonstrating execution capabilities with AMZEEQ® ramp

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Menlo’s Vision and Mission Improve the lives of patients by developing proprietary, innovative and differentiated therapies in dermatology and beyond. We are dedicated to advancing dermatology medicine and redefining standard of care for millions of patients. 4

Timeline Our execution has led to two major dermatology approvals in two consecutive years IPO 2014 Phase 2 FMX103 trial completed 2016 Initial phase 3 FMX101 trials completed 2017 Third phase 3 FMX101 trial completed FMX101 NDA submitted Two phase 3 FMX103 trials completed 2018 Amzeeq (FMX101) approved /launched FMX103 NDA submitted Long - term safety study FMX103 completed 2019 Zilxi (FMX103) approved Foamix and Menlo Therapeutics Combine Phase 2 FCD105 completed 2020 5

Corporate Strategy Create a Scaled Leader in Dermatology Grow existing franchises and create durability through focused development and acquisition Mid - term Expand product portfolio into synergistic technologies/ markets Long - term Leverage commercial infrastructure and product synergies of Amzeeq (FMX101) and Zilxi (FMX103) to establish foundation in acne/rosacea markets Near - term 6

Proprietary Technology

Innovative and Proprietary Molecule Stabilizing Technology (MST™)

- Stabilizes hydrophobic molecules
- Surfactant & irritant free formulation designed to maintain barrier function, improve tolerability and compliance[1]
- Low mechanical sheer designed to enhance spreadability
- Delivers unstable drugs that have been difficult to formulate topically
- Targets delivery of minocycline directly into the pilosebaceous unit
- Enabled the first topical minocycline[2]
- Patent-protected









Menlo Therapeutics

1. Hazot Y, et al. J Anal Pharm Res. 2017;4(5):00117.
2. Amzeeq (minocycline) topical foam, 4% [package insert]. Bridgewater, NJ; Foamix Pharmaceuticals Inc.

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Pipeline Advancing a leading dermatology portfolio Dermatology assets positioned for growth and value creation Safety and efficacy of these investigational products have not been established. There is no guarantee that pipeline products will receive FDA approval or become commercially available. FCD105 Foam • NDA approval and launch of first topical minocycline • NDA approval and launch anticipated Q4 2020 • Phase 2 topline results Q2 2020 • Anticipate FPI Phase 3 Trial 1H 2021 8

Commercial Stage Company Commercial launch team experience in 14 therapeutic areas including 11 dermatology product launches Commercialization Pipeline Regulatory People Clinical Manufacturing 9

Please see Important Safety Information on slide 28 The minocycline you know and trust. The tolerability of a gentle foam. The innovation you’ve been waiting for. INDICATIONS AND USAGE AMZEEQ ® (minocycline) topical foam, 4% is indicated for the treatment of inflammatory lesions of non - nodular moderate to severe acne vulgaris in adults and pediatric patients 9 years of age and older. Limitations of Use : This formulation of minocycline has not been evaluated in the treatment of infections. To reduce the development of drug - resistant bacteria as well as to maintain the effectiveness of other antibacterial drugs, AMZEEQ should be used only as indicated. IMPORTANT SAFETY INFORMATION Contraindications: Persons who have shown hypersensitivity to any of the tetracyclines or any other ingredient in AMZEEQ. The touch of minocycline 10

AMZEEQ ® Opportunity Large, Growing Acne Market 1. Symphony Health Solutions METYS, data ending DEC’19 - weighted 2. Symphony Health Solutions, MAT ending October ’18 3. AAD. Acne Stats and Facts. https://www.aad.org/media/stats - numbers . Accessed June 1, 2020 4. Symphony Health Solutions IDV Vantage, 2/19 22M TRxs in 2019 growing YOY ~5% 1 $5.1B in sales in 2019 1 >2M active, diagnosed acne patients per year under HCP care 2 Consistently 40 - 50M acne sufferers 3 (of which 10M are moderate - to - severe) Prevalence data yield 60% of acne patients are managed by 5K HCPs 4 11

AMZEEQ ® Market Research Feedback 1. Source: Data on File, Foamix Pharmaceuticals, 2019. 12 In market research, physicians and health care providers have consistently expected Amzeeq to disrupt the acne market and displace a broad range of products. “It’s quite unique in that it’s a minocycline topical; I don’t like a lot of the minocycline oral [products], but minocycline topical – I can certainly get excited about.” US Dermatologist, Core Visual Aid Market Research, September 2019 “This is new and exciting. Not your grandfather’s acne medication!” - KOL MD, Amzeeq Advisory Board May 2019 “No one has done it (topical tetracycline) like this before. It’s a big step – pretty powerful.” US Dermatologist, Creative Market Research, June 2019

AMZEEQ ® Strategy • Opportunity for ownable, unique product positioning rooted in novel delivery (MST TM ), minocycline potency, and level of systemic absorption Brand Positioning and Messaging • Opportunity to target consumers digitally • Generation Z Focus: Spend 7+ hours consuming media 1 Consumer Activation • Opportunity to use smart analytics to pinpoint HCP targets • Efficient sales footprint Smart Deployment • Ensure broad access, manage corporate gross - to - net and limit patient out - of - pocket burden Comprehensive Access 13 1. Trifecta Research 2015

0 500 1,000 1,500 2,000 2,500 3,000 AMZEEQ Prescription Trend NRx Count TRx Count AMZEEQ ® Prescription Volume Performance • Rx performance was strong through 1Q until COVID - 19 impacted the acne market and direct sales capability • Implemented virtual sales and speaker efforts during state and local stay - at - home orders • As statewide and county restrictions lift, direct selling efforts have resumed resulting in weekly Rx improvements Source: Symphony Metys – LTD as of 1/10/20 to present 14 COVID - 19 Impact

AMZEEQ ® Weekly Unique Prescribers Continued week - over - week growth of unique prescribers despite absence of face - to - face selling during COVID - 19 Source: Symphony Vantage Prescriber Insights 15 10 261 606 956 1,287 1,627 1,953 2,234 2,490 2,723 2,886 2,991 3,078 3,170 3,242 3,305 3,383 3,458 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 1/10/2020 1/17/2020 1/24/2020 1/31/2020 2/7/2020 2/14/2020 2/21/2020 2/28/2020 3/6/2020 3/13/2020 3/20/2020 3/27/2020 4/3/2020 4/10/2020 4/17/2020 4/24/2020 5/1/2020 5/8/2020 AMZEEQ Unique Prescribers COVID - 19 Impact

AMZEEQ ® Market Access ~60% of Covered Lives in the first 5 months * Includes Express Scripts, EnvisionRx , OptumRx Source: 2020 Managed Markets Insight & Technology, LLC • Approximately 60% of commercial lives with covered or better status* • Ongoing discussions with payors are productive and in process. 16 Covered , 60% In Process , 40% Covered vs. Non - Covered

ZILXI is indicated for the treatment of inflammatory lesions of rosacea in adults. Limitations of Use : This formulation of minocycline has not been evaluated in the treatment of infections. To reduce the development of drug - resistant bacteria as well as to maintain the effectiveness of other antibacterial drugs, ZILXI should be used only as indicated. Indication 17 Please see Important Safety Information on slide 29

ZILXI™ (FMX103) Clinical Results: Highlights 1.Co - primary endpoint: Investigator's Global Assessment (IGA) Treatment Success at Week 12 [Score Clear (0) or Almost Clear (1)]; Significantly greater number of subjects receiving FMX103 achieved IGA treatment success defined as an IGA score of 0 (clear) or 1 (almost clear) and at lea st a 2 - grade improvement at Week 12 when compared to vehicle treatment, (50.6% vs.41.0%; p<0.001; integrated summary of efficacy), respectively. 2. ZILXI Prescribing Information, June 2020. 3. Study FX2016 - 13, data on file, Foamix Pharmaceuticals. 4. Assessment of facial local tolerability using a 5 - point severity scale in studies FX2016 - 11 and FX2016 - 12 double - blind studie s, integrated summary of safety. Efficacy: • 51% of patients treated with ZILXI were assessed to be clear or almost clear at week 12 1,2 • 83% reduction in lesion count and 82% achieved IGA treatment success after 52 weeks of therapy 3 Safety: • Cutaneous TEAEs occurred in <1% of subjects in the ZILXI treatment groups 2 • ~45% of patients’ erythema (redness) was clear or almost clear at week 12 in facial local tolerability assessments 2,4 Week 12 IGA 1 “Almost Clear” Baseline IGA 3 “Moderate” 18

ZILXI™ Opportunity 1. Symphony Health Solutions METYS, data ending DEC’19 - weighted 2. Kantar Media, Jan. 2015 thru Dec. 2018 3. FMX103 Demand Study, Consumer Arm June 2019 4. Symphony Health unprojected patient claims data Period of Analysis – Jan 2015 – Dec 2018 Large, Unsatisfied Rosacea Market 4.4M TRxs in 2019 1 >$1B in sales in 2019 1 98% of competitor promotional spend on HCPs 2 73% of patients indicate that they are likely to seek a better solution than their current treatment 3 70% switch or discontinue Rosacea therapy after first diagnosis .4 Over 19

ZILXI™ Launch Strategy • Opportunity for strong, unique and ownable product positioning • Product position rooted in novel delivery and efficacy • First topical minocycline Product Positioning • Competition not investing in consumers which represents an opportunity • Millennials and generation X (age 30 - 50) focus / traditional media opportunity • Pilot efforts to build brand and market over time Consumer Mobilization • Use prescribing behavior as focused guide for HCP targeting • Synergistic targeting with Amzeeq Smart Deployment • Parity pricing to Amzeeq • Ensure broad access • Manage corporate gross - to - net • Limit patient out - of - pocket burden Comprehensive Access 20

Portfolio Synergies Complimentary Patient Types and Call Points COMMON STRATEGIES Similar HCP Targets Focused Positioning Predictive Analytics Consumer Outreach Broad Market Access ACNE PATIENTS, AGE 13 - 24: bacteria and in f la mm a t i o n ROSACEA PATIENTS, AGE 30 - 50: inflammatory lesions 21

FCD105

Combines the bacteriostatic and anti-inflammatory properties of minocycline with the comedolytic, antiproliferative and anti-inflammatory properties of adapalene

3% minocycline, 0.3% adapalene combination foam formulation being investigated for the treatment of moderate-to-severe acne vulgaris in patients 12 years of age and older.

Development Milestones :

- 3-week dermal toxicity complete
- 12-week dermal toxicity started April 2019
- Phase 2 started September 2019
- Phase 2 completed June 2020



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FCD105 Commercial Opportunity

- Adapalene is one of the most widely prescribed retinoids available for acne therapy.
- Adapalene and its combination products represent a 1.7M annual Rx opportunity, with branded adapalene products representing ~15% of total acne branded market.

1.7M
Adapalene
TRx Volume 2019

$625M
Adapalene
$ Volume 2019

Source: Symphony Health Solutions METYS, data ending 5/15/20, acne weighted market

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FCD105 Study Design (Study FX2016 - 40*) 24 IGA: Investigator’s Global Assessment • Subjects aged 12 years or older. • 20 - 50 inflammatory lesions. • 25 - 100 non - inflammatory lesions. • Score of 3 “Moderate” or 4 “Severe” on 5 point IGA scale. • No more than 2 active nodules on the face. Key Inclusion Criteria: Subjects randomized 5:4:4:3 to either combination, monads or vehicle respectively; Planned N=400 from ~35 US sites FCD105 Foam, N=125 3% Minocycline Foam, N=100 0.3% Adapalene Foam, N=100 Vehicle Foam, N=75 Baseline Week 4 Week 8 Week 12 (End of Treatment) Week 16 (Safety Follow - up) . Co - Primary Efficacy Endpoints: • Absolute change from Baseline in inflammatory and non - inflammatory lesion counts at Week 12. • Proportion of subjects (%) with IGA score of 0/1 (“Clear” or “Minimal”) at Week 12. Safety Assessments: • Treatment Emergent Adverse Events. • Local skin tolerability Assessments (burning/stinging, itching, dryness, scaling, erythema and hyperpigmentation). • Vital signs. • Physical Examination. Secondary Efficacy Endpoints: • Percent change from Baseline in the inflammatory and non - inflammatory lesion counts at Weeks 12, 8 and 4. • IGA Treatment Success of IGA score of 0 or 1 and at least a 2 - grade improvement (decrease) at Weeks 8 and 4. • FCD105 vs. 0.3% adapalene foam, and FCD105 vs. 3% minocycline foam for all co - primary endpoints at Week 12. *A Prospective, Multicenter, Randomized, Double - Blind, Vehicle - Controlled Phase 2 Study to Evaluate the Safety and Efficacy of a Combination of Minocycline and Adapalene Topical Foam Formulation for the Treatment of Acne Vulgaris (Study FX2016 - 40)

- 19.4 0 - 15.58 - 18.67 - 15.78 -25 -20 -15 -10 -5 0 FCD105 Foam Vehicle Foam 3% Minocycline Foam 0.3% Adapalene Foam Absolute Change from Baseline in Inflammatory Lesions at Week 12 P =0.0020 P =0.4053 P =0.0012 Absolute Change in Inflammatory Lesions at Week 12 2 35.9 15.7 30 .0 21.4 0 5 10 15 20 25 30 35 40 45 50 FCD105 Foam Vehicle Foam 3% Minocycline Foam 0.3% Adapalene Foam Percent of Subjects with IGA0/1 Treatment Success at Week 12 P =0.0003 P =0.2569 P =0.0114 IGA0/1 Treatment Success at Week 12 1 Co - Primary Efficacy Endpoints at Week 12: Absolute Change in Inflammatory & Non - inflammatory Lesion Counts; IGA0/1 Treatment Success (ITT population) 1: Cochran - Mantel - Haenszel test stratified by analysis center. P - value is for the null hypothesis that the Risk Ratio equals 1. 2: P - value obtained from an ANCOVA model with treatment as a main effect, baseline (non)inflammatory lesion count as a covariate, and analysis center as a b locking factor. 25 • FCD105 treatment group was statistically superior to Vehicle and 0.3% Adapalene treatment groups at Week 12 for IGA Treatment Su ccess (IGA0/1). • FCD105 treatment group was statistically superior to Vehicle and 0.3% Adapalene treatment groups at Week 12 for reduction in inf lammatory lesions. • FCD105 treatment group was statistically superior to 0.3% Adapalene and 3% Minocycline treatment groups at Week 12 for reduct ion in non - inflammatory lesions. - 24.94 - 22.87 - 19.08 - 20.7 0 -30 -25 -20 -15 -10 -5 0 FCD105 Foam Vehicle Foam 3% Minocycline Foam 0.3% Adapalene Foam Absolute Change from Baseline in Inflammatory Lesions at Week 12 P =0.3210 P =0.0033 P =0.0292 Absolute Change in Non - Inflammatory Lesions at Week 12 2 N=142 N=83 N=110 N=112 N=142 N=83 N=110 N=112 N=142 N=83 N=110 N=112

75 80 85 90 95 100 Burning/Stinging Itching Dryness Scaling Erythema Hyperpigmentation % of Subjects with “None” or “Mild” LSTA Scores Local Skin Tolerance Assessment FCD105 Foam % Vehicle Foam % 3% Minocycline Foam % 0.3% Adapalene Foam % Safety: Local Skin Tolerance Assessments (LSTA, Safety Population) 1: Observed cases. 26 Summary of LSTA at Week 12 (Severity Score of 0 “None” or 1 “Mild”) 1 • 93% of subjects or greater who received FCD105 treatment had either “None” or “Mild” local skin tolerance scores at Week 12. • In general, subjects receiving 0.3% adapalene experienced lower overall tolerability scores compared to the other treatment g rou ps. • Treatment emergent adverse events were few in type and frequency; most were mild in severity and no serious adverse events we re reported. • Subject discontinuations due to a TEAE were low.

Summary

- Continued momentum demonstrated as company executes against business plan
  - AMZEEQ script trends have recovered and are growing on a week/week basis
  - Prescriber trends are robust and recent formulary addition strengthens coverage
  - FDA approval of ZILXI in rosacea complements our existing commercial infrastructure
- FCD105 showed highly statistically significant improvement in disease burden versus vehicle foam for absolute change in inflammatory lesion count and IGA treatment success (IGA0/1) at Week 12. Numerical superiority was demonstrated between FCD105 and Vehicle for absolute change in non-inflammatory lesion counts at Week 12.
  - Numerical superiority of FCD105 over both 3% minocycline foam and 0.3% adapalene foam was observed across all endpoints with majority of comparisons being statistically significant
- Treatment emergent adverse events were few in type and frequency; most were mild in severity and no serious adverse events were reported, and subject discontinuations due to a TEAE were low.
- ≥93% of subjects receiving FCD105 had scores of 0 "none" or 1 "mild" for local skin tolerability assessments at Week 12.
- **Data is suggestive of a potential best-in-class treatment of moderate-to-severe acne vulgaris.**

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AMZEEQ ® (minocycline) topical foam, 4% Indication and Important Safety Information INDICATIONS AND USAGE AMZEEQ ® (minocycline) topical foam, 4% is indicated for the treatment of inflammatory lesions of non - nodular moderate to severe acne vulgaris in adults and pediatric patients 9 years of age and older. Limitations of Use : This formulation of minocycline has not been evaluated in the treatment of infections. To reduce the development of drug - resistant bacteria as well as to maintain the effectiveness of other antibacterial drugs, AMZEEQ should be used only as indicated. IMPORTANT SAFETY INFORMATION Contraindications: Persons who have shown hypersensitivity to any of the tetracyclines or any other ingredient in AMZEEQ. Warnings and Precautions Flammability: The propellant in AMZEEQ is flammable. Instruct the patient to avoid fire, flame, and smoking during and immediately following application. AMZEEQ is a topical foam. While systemic absorption of AMZEEQ is low, and serious adverse reactions were not seen in clinical studies, the following adverse reactions associated with oral minocycline should be considered: • Teratogenic effects, inhibition of bone growth & permanent tooth discoloration: Use during the second and third trimesters of pregnancy, infancy and childhood up to the age of 8 years may cause permanent discoloration of the teeth (yellow - gray - brown) and reversible inhibition of bone growth. • Clostridium difficile associated diarrhea (CDAD): If CDAD occurs, discontinue AMZEEQ. • Hepatotoxicity & metabolic effects: If renal impairment exists or if liver injury suspected, discontinue AMZEEQ. • Central nervous system effects: Patients experiencing light - headedness, dizziness or vertigo should be cautioned about driving vehicles or operating heavy machinery. • Intracranial hypertension: Clinical manifestations include headache, blurred vision, diplopia, and vision loss. Discontinue AMZEEQ immediately if symptoms occur. • Autoimmune syndromes: Symptoms may be manifested by fever, rash, arthralgia, and malaise. Discontinue AMZEEQ immediately if symptoms occur. • Photosensitivity: Patients should minimize or avoid exposure to natural or artificial sunlight while using AMZEEQ. Advise patients to discontinue treatment with AMZEEQ at the first evidence of sunburn. • Hypersensitivity reactions: Discontinue AMZEEQ immediately if symptoms of anaphylaxis, serious skin reactions, erythema multiforme, and drug reaction with eosinophilia and systemic symptoms (DRESS) syndrome occur. • Tissue hyperpigmentation: Discoloration of organs, including nails, bone, skin, eyes, thyroid, visceral tissue, oral cavity (teeth, mucosa, alveolar bone), sclerae and heart valves. • Superinfection: Overgrowth of non - susceptible organisms, including fungi. If superinfection occurs, discontinue AMZEEQ and institute appropriate therapy. Adverse Reactions: The most common adverse reaction reported during clinical trials of AMZEEQ was headache. Please visit www.amzeeq.com for full Prescribing Information. To report side effects of prescription drugs to the FDA, visit http://www.fda.gov/medwatchor call 1 - 800 - FDA - 1088. 28

INDICATION ZILXI TM (minocycline) topical foam, 1.5% is a tetracycline - class drug indicated for the treatment of inflammatory lesions of rosacea in adults. Limitations of Use: This formulation of minocycline has not been evaluated in the treatment of infections. To reduce the development of drug - resistant bacteria as well as to maintain the effectiveness of other antibacterial drugs, ZILXI should be used only as indicated. IMPORTANT SAFETY INFORMATION Contraindications: Persons who have shown hypersensitivity to any of the tetracyclines or any other ingredient in ZILXI. Warnings and Precautions Flammability: The propellant in ZILXI is flammable. Instruct the patient to avoid fire, flame, and smoking during and immediately following application. ZILXI is a topical foam. While systemic absorption of ZILXI is low, and serious adverse reactions were not seen in clinical studies, the following adverse reactions associated with oral minocycline should be considered: • Teratogenic effects, inhibition of bone growth & permanent tooth discoloration: Use during the second and third trimesters of pregnancy, infancy and childhood up to the age of 8 years may cause permanent discoloration of the teeth (yellow - gray - brown) and reversible inhibition of bone growth. • Clostridioides difficile associated diarrhea (CDAD): If CDAD occurs, discontinue ZILXI. • Hepatotoxicity & metabolic effects: If renal impairment exists or if liver injury suspected, discontinue ZILXI. • Central nervous system effects: Patients experiencing light - headedness, dizziness or vertigo should be cautioned about driving vehicles or operating heavy machinery. • Intracranial hypertension: Clinical manifestations include headache, blurred vision, diplopia, and vision loss. Discontinue ZILXI immediately if symptoms occur. • Autoimmune syndromes: Symptoms may be manifested by fever, rash, arthralgia, and malaise. Discontinue ZILXI immediately if symptoms occur. • Photosensitivity: Patients should minimize or avoid exposure to natural or artificial sunlight while using ZILXI. Advise patients to discontinue treatment with ZILXI at the first evidence of sunburn. • Hypersensitivity reactions: Discontinue ZILXI immediately if symptoms of anaphylaxis, serious skin reactions, erythema multiforme, and drug reaction with eosinophilia and systemic symptoms (DRESS) syndrome occur. • Tissue hyperpigmentation: Discoloration of organs, including nails, bone, skin, eyes, thyroid, visceral tissue, oral cavity (teeth, mucosa, alveolar bone), sclerae and heart valves. • Superinfection: Overgrowth of non - susceptible organisms, including fungi. If superinfection occurs, discontinue ZILXI and institute appropriate therapy. Adverse Reactions: The most common adverse reaction reported during clinical trials of ZILXI was diarrhea. Please visit www.zilxi.com for full prescribing information. 29 ZILXI™ (minocycline) topical foam, 1.5% Indication and Important Safety Information

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